Exhibit 99.3
ABRY PARTNERS, LLC TO ACQUIRE RCN CORPORATION
Answers to Frequently Asked Questions
Q.	Who is ABRY Partners, LLC?

A.	Based in Boston, Massachusetts, ABRY Partners, LLC (“ABRY”) is one of the most experienced and successful media and communications focused private equity investment firms in North America. Since 1989, ABRY Partners has completed investments in more than 500 media and communications properties.

Q.	What are the benefits to RCN and its employees and customers from the transaction?

A.	RCN believes that ABRY’s financial resources and expertise in the communications industry create significant opportunities for RCN and its employees and customers.

Q.	What is the transaction and what effect will it have on RCN?

A.	Pursuant to the terms and subject to the conditions set forth in the merger agreement, an investment fund managed by ABRY will acquire RCN pursuant to a series of transactions that will result in Yankee Cable Acquisition, LLC (“Cable Buyer”) acquiring RCN’s cable business and Yankee Metro Parent, Inc. (“Metro Parent”) acquiring RCN’s Metro Optical Networks business unit. Both Cable Buyer and Metro Parent will be owned indirectly by ABRY. RCN will no longer be a publicly held corporation and its common stock will be delisted from the NASDAQ Stock Market and deregistered under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”).

Q.	When do you expect the transaction to be completed?

A.	RCN and ABRY are working toward completing the transaction as soon as possible. Assuming timely satisfaction of the closing conditions, we anticipate that the transaction will be completed in the second half of 2010.

Q.	How certain is the closing of the transaction?

A.	The transaction is subject to approval by RCN’s stockholders, the receipt of certain regulatory approvals and the satisfaction of other customary conditions.

Q.	What happens if the transaction is not completed?

A.	If the transaction is not completed for any reason, RCN will remain an independent public company and its common stock will continue to be listed and traded on the NASDAQ Stock Market and registered under the Securities Exchange Act. No stockholder will be entitled to receive the consideration described in the merger agreement for his or her RCN common stock, restricted stock, restricted stock units or stock options.

Q.	I own RCN common stock, restricted stock and/or restricted stock units. How will the transaction affect these securities?

A.	At the effective time of the transaction, each share of RCN common stock (including shares of restricted stock and restricted stock units, whether vested or unvested) issued and outstanding immediately prior to the effective time of the transaction (other than shares held by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) will be automatically cancelled and converted into the right to receive $15 in cash, without interest, less any applicable withholding taxes.

Q.	What will happen to my RCN stock options in the transaction?

A.	Each outstanding RCN stock option (whether vested or unvested) will be converted into the right to receive a cash payment equal to the excess, if any, of $15 over the exercise price of such option, without interest, less any applicable withholding taxes.

Q.	What should employees expect until the closing of the transaction?

A.	We anticipate that the transaction will be completed in the second half of 2010. Between now and then, it will be “business as usual” at RCN and there should be no changes in your daily activities at RCN.

Q.	Will I become an ABRY employee?

A.	Employees will remain with RCN until the closing of the transaction. Upon the closing of the transaction, RCN’s cable and Metro Optical Networks business units will be split, with each business unit becoming a wholly-owned subsidiary of ABRY. The intent of the split is to allow each business unit to focus solely on serving its respective customers and maximizing its potential. Additional information regarding these restructuring transactions will be provided prior to the closing of the transaction.

Q.	Will there be changes in management?

A.	We anticipate that RCN’s current management team will remain in place until the closing of the transaction. Due to the anticipated restructuring of RCN’s cable and Metro Optical Networks business units, we expect certain changes in the company’s organizational structure. For the significant majority of RCN employees, there will be few changes, if any, in your day-to-day work experience at RCN.

Q.	What will happen to my employee benefits and compensation as a result of the transaction?

A.	ABRY is committed to providing employees with a comprehensive and competitive benefits package that will allow it to attract and retain talented employees and, in furtherance of this goal, has agreed to use commercially reasonable efforts to keep compensation and benefits in place following the transaction (other than equity grants since RCN will no longer be publicly traded) that are comparable, in the aggregate, to your current package. Changes to benefits, if any, will be undertaken in compliance with legal and contractual obligations. RCN does not anticipate non-routine changes to employees’ salary or benefits prior to the closing of the transaction.
Q.	I see that ABRY is based in Boston. Will the transaction affect my work location?

A.	Employees will remain in their current work locations.

Q.	What about my tenure with respect to vacation after the closing?

A.	Your tenure with RCN prior to the closing of the transaction will be utilized in determining your vacation entitlement following the closing.

Q.	Can I discuss the transaction with RCN’s customers, vendors and programmers?

A.	Only authorized officers of RCN and ABRY should speak with customers, vendors and/or programmers regarding the specific terms of the transaction. If a customer, vendor or programmer asks about the transaction, you may point them to the RCN and SEC websites so that they can read the press release and obtain additional information about the transaction.

Q.	Where can I get more information about the transaction?

A.	A press release describing the terms of the transaction is posted on RCN’s website. Updates will also be posted on our website. You may also forward questions via email to AquisitionQuestions@rcn.net. We will regularly monitor this email box and post responses to the most frequently asked questions (FAQ) on the ROC.
Important Notice
In connection with the proposed transaction, RCN will file a proxy statement and other materials with the Securities and Exchange Commission. Investors and security holders are advised to read the proxy statement and these other materials when they become available because they will contain important information about RCN and the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by RCN with the Securities and Exchange Commission at the SEC web site at www.sec.gov. Copies of the proxy statement (when available) and other filings made by RCN with the SEC can also be obtained, free of charge, by directing a request to RCN Corporation, 196 Van Buren Street, Herndon, VA 20170, Attention: Investor Relations. The proxy statement (when available) and such other documents are also available for free on the RCN website at www.rcn.com under “About RCN/Investor Relations/SEC Filings.”
RCN and its directors and officers and other persons may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed acquisition transaction. Information concerning the interests of directors and executive officers in the solicitation is set forth in the RCN proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the proposed transaction when it becomes available.

RCN Forward-Looking Statements
This document contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. One can identify these forward-looking statements by the use of words such as “expect,” “anticipate,” “plan,” “may,” “will,” “estimate” or other similar expressions. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors, which could cause actual results to differ materially, include (without limitation): the ability to obtain regulatory approvals of the transactions contemplated by the acquisition agreement on the proposed terms and schedule; the failure of RCN’s stockholders to approve the transactions contemplated by the acquisition agreement; our ability to maintain relationships with customers, employees or suppliers following the announcement of the transaction; the ability of third parties to fulfill their obligations relating to the proposed transactions, including providing financing under current financial market conditions; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the acquisition agreement; and the risk that the transactions contemplated by the acquisition agreement may not be completed in the time frame expected by the parties or at all. Additional information on risk factors that may affect the business and financial results of RCN can be found in RCN’s Annual Report on Form 10-K and in the filings of RCN made from time to time with the SEC. RCN undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.